                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  June 19, 2002
                                  -------------
                                 Date of Report
                        (Date of earliest event reported)

                     Lone Star Steakhouse & Saloon, Inc.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                         0-19907          48-1109495
            --------------------------------------------------------------------
            (State or Other Jurisdiction     (Commission      (IRS Employer
            of Incorporation)                File Number)     dentification No.)

              224 East Douglas, Suite 700, Wichita, KS           67202
              ------------------------------------------------------------------
              (Address of Principal Executive Offices)         (Zip Code)

                                 (316) 264-8899
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                          ----------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

            Item 5.    Other Events.
                       ------------

            On June 19, 2002, Lone Star Steakhouse  &  Saloon,  Inc. (Nasdaq
National Market: STAR) issued press releases,  set forth as Exhibits 99.1 - 99.3 to this Current  Report.  For additional  information,  reference is made to the press releases which are incorporated herein by reference.

            Item 7.    Financial Statements, Pro Forma Financial Information and
                       Exhibits.
                       ---------------------------------------------------------

            (c)         Exhibits
                        --------

                        Exhibit No.      Exhibits
                        -----------      --------

                         99.1            Press Release of Lone Star Steakhouse &
                                         Saloon, Inc. dated June 19, 2002.

                         99.2            Press Release of Lone Star Steakhouse &
                                         Saloon, Inc. dated June 19, 2002.

                         99.3            Press Release of Lone Star Steakhouse &
                                         Saloon, Inc. dated June 19, 2002.

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Lone Star Steakhouse & Saloon, Inc.

Dated: June 21, 2002                     By: /s/  John D. White
                                             -------------------------------
                                             Name:  John D. White
                                             Title: Executive Vice President